EXHIBIT 99.6

INTELLECTUAL PROPERTY SECURITY AGREEMENT FOR PATENTS AND TRADEMARKS

This Intellectual Property Security Agreement for Patents and Trademarks (“Agreement”) dated April 12, 2011 is between Lightning Poker, Inc. (“Grantor”) and The Co-Investment Fund II, L.P. (the “Lender”)

RECITALS:

A.           Lender will make advances to Lightning Gaming, Inc. (“LGI”)  (“Loans”) as described in the Loan Agreement dated of even date herewith between LGI  and Lender, (the “Loan Agreement”), but only if Grantor grants Lender , in accordance with the terms of the Loan Agreement, a security interest in its intellectual property, including patents and trademarks.

B.           Grantor has granted Lender , for the benefit of the Lender, a security interest in all of its right, title and interest, presently existing or later acquired, in and to all the Collateral described in the Security Agreement dated of even date herewith (the “Security Agreement”) executed by Grantor, Lender  contemporaneously with the Loan Agreement.

NOW THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, and intending to be legally bound, the parties hereto mutually agree as follows:

1. DEFINITIONS

Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement and the Security Agreement.  In addition, the following terms, as used in this Agreement, have the following meanings:

“Intellectual Property Collateral” means:

(i) Each of the patents and patent applications which are presently owned by Grantor (including all of Grantor’s right, title, and interest, in and to the patents and patent applications listed on Exhibit A, attached hereto, as the same may be updated hereafter from time to time), in whole or in part, and all patent rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), foreign filing rights, and rights to extend such patents and patent rights;

(ii) All of Grantor’s right, title, and interest in all patentable inventions, and to file applications for patent under federal patent law or regulation of any foreign country, and to request reexamination and/or reissue of the patents, the right (without obligation) to sue or bring interference proceedings in the name of Grantor or in the name of Lender for past, present, and future infringements of the patents, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

(iii) Each of the trademarks and rights and interest which are capable of being protected as trademarks (including all of Grantor’s right to the trademark registrations listed on Exhibit B, attached hereto, as the same may be updated hereafter from time to time and all other trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles, and other source or business identifiers, and applications pertaining thereto), which are presently owned by Grantor, in whole or in part, and all trademark rights with respect thereto throughout the world, including all goodwill associated therewith and all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights;

(iv) All of Grantor’s right, title and interest to register trademark claims under any state or federal trademark law or regulation of any foreign country and to apply for, renew, and extend the trademark registrations and trademark rights, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of Grantor or in the name of Lender  for past, present, and future infringements of the trademarks, registrations, or trademark rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

(v) All general intangibles relating to the foregoing; and

(vi) All proceeds of any and all of the foregoing (including, without limitations, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral.

Notwithstanding the foregoing, “Intellectual Property Collateral” shall not include any license, property or contract right the granting of a security interest in which would be prohibited by law or contract.

“Obligations” means the Debt as defined in the Security Agreement.

2. GRANT OF SECURITY INTEREST.

Grantor hereby grants Lender , a first-priority security interest in all of Grantor’s right, title, and interest in and to the Intellectual Property Collateral to secure the Obligations.

This security interest is granted in conjunction with the security interest granted under the Loan Agreement and Security Agreement, and under the Intellectual Property Security Agreement for Copyrights and Mask Works dated of even date herewith.  Lender’s’ rights and remedies in the security interest are in addition to those in the Loan Agreement, the Security Agreement, the Intellectual Property Security Agreement for Copyrights and Mask Works, and those available in law or equity.  Lender’s rights, powers and interests are cumulative with every right, power or remedy provided hereunder.  Lender exercise of its rights, powers or remedies in this Agreement, the Loan Agreement or any other Loan Document (as defined in the Loan Agreement), and does not preclude the simultaneous or later exercise of any or all other rights, powers or remedies.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

Grantor hereby represents, warrants, and covenants that:

3.1 Patents; Trademarks; Service Marks

(i) A true and complete schedule setting forth all patent and patent applications owned or controlled by Grantor, together with a summary description in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit A;

(ii) A true and complete schedule setting forth all federal and state trademark and service mark registrations owned or controlled by Grantor, together with a summary description in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit B;

3.2 Validity; Enforceability.                                           To the Grantor’s knowledge and belief, each of the patents, service marks, and trademarks is valid and enforceable, and Grantor is not presently aware of any past, present, or prospective claim by any third party that any of the patents, service marks, or trademarks are invalid or unenforceable, or that the use of any patents, service marks, or trademarks violates the rights of any third person, or of any basis for any such claims; except that the provisional patent application set forth on Exhibit A hereto has expired.

3.3 Title.           To the Grantor’s knowledge and belief, Grantor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the patents, patent applications, service marks, service mark registrations, trademarks, and trademark registrations free and clear of any liens, charges, and encumbrances, including pledges and assignments, or has the rights to use the same under a valid license; provided, however, that it is understood and agreed that Grantor has not done exhaustive prior art searches or other searches with respect to such property;

3.4 Notice.  To the Grantor’s knowledge and belief, Grantor has used and will continue to exercise reasonable efforts to use proper statutory notice in connection with its use of each of the patents, service marks, and trademarks;

3.5 Quality.  Grantor has used and will continue to exercise reasonable efforts to use consistent standards of quality (consistent with Grantor’s past practices) in the manufacture, sale, and delivery of products and services sold or delivered under or in connection with the service marks and trademarks, including, to the extent applicable, in the operation and maintenance of its merchandising operations, and will continue to exercise reasonable efforts to maintain the validity of the service marks and trademarks to the extent that the failure to so maintain the validity of such service marks and trademarks could reasonably be expected to result in a material adverse change to a Lender’s economic interest and provided that Grantor may cease the use of a service mark or trademark in connection with the cessation of a particular product or service; and

3.6 Perfection of Security Interest.  Except for the filing of a financing statement with the Secretary of State of the Commonwealth of Pennsylvania and filings with the United States Patent and Trademark Office necessary to perfect the security interests created hereunder, to the Grantor’s knowledge and belief no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body in the United States is required either for the grant by Grantor of the security interest hereunder or for the execution, delivery, or performance of this Agreement by Grantor or for the perfection of or the exercise by Lender  of its rights hereunder with respect to the Intellectual Property Collateral.

4. AFTER-ACQUIRED PATENT, SERVICE MARK, OR TRADEMARK RIGHTS.

If Grantor shall obtain ownership rights to any new service marks, trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Agreement shall automatically apply thereto.  Grantor shall, upon reasonable request by Lender , provide a report from time to time in writing to Lender  with respect to any such new service marks, trademarks, or patents, or renewal or extension of any service mark or trademark registration.  Grantor shall bear any expenses incurred in connection with future patent applications and future service mark or trademark registrations.

5. LITIGATION AND PROCEEDINGS.

Grantor shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and at its own expense, such suits, administrative proceedings, or other actions for infringement or other damages as are in its reasonable business judgment necessary and appropriate to protect the Intellectual Property Collateral.  Grantor shall provide to Lender  any non-privileged information with respect thereto requested by Lender .  Lender  shall provide at Grantor’s expense all necessary cooperation in connection with any such suits, proceedings, or action, including, without limitation, joining as a necessary party.  Following Grantor’s becoming aware thereof, Grantor shall notify Lender  of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office, or any United States, state, or foreign court regarding Grantor’s claim of ownership in any of the patents, service marks, or trademarks, its right to apply for the same, or its right to keep and maintain such patent, service mark, or trademark right.

6. POWER OF ATTORNEY.

To the extent it does not adversely affect the validity of the Intellectual Property Collateral, Grantor grants Lender  power of attorney, coupled with an interest, having the full authority, and in the place of Grantor and in the name of Grantor, from time to time during the occurrence and continuance of an Event of Default in Lender’s  discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, as may be subject to the provisions of this Agreement: to endorse Grantor’s name on all applications, documents, papers, and instruments necessary for Lender to use or maintain the Intellectual Property Collateral; to ask, demand, collect, sue for, recover, impound, receive, and give acquittance and receipts for money due or to become due under or in respect of any of the Intellectual Property Collateral; to file any claims or take any action or institute any proceedings that Lender  may deem necessary for the collection of any of the Intellectual Property Collateral or otherwise to enforce Grantor’s or the Lender rights with respect to any of the Intellectual Property Collateral and to assign, pledge, convey, or otherwise transfer title in or dispose of the Intellectual Property Collateral to any person.

7. EVENTS OF DEFAULT.

An Event of Default (as defined in the Security Agreement) shall be an Event of Default under this Agreement.

8. SPECIFIC REMEDIES.

Upon the occurrence and continuation of any Event of Default, Lender  shall have, in addition to, other rights given by law or in this Agreement, the Loan Agreement, the Security Agreement, or in the Notes, all of the rights and remedies with respect to the Intellectual Property Collateral of a secured party under the Code, including the following:

8.1 Notification.  Lender  may notify licensees to make royalty payments on license agreements directly to Lender  for the benefit of the Lender; and

8.2 Sale.  Lender  may sell or assign the Intellectual Property Collateral and associated goodwill at public or private sale for such amounts, and at such time or times as Lender  deems advisable.  Any requirement of reasonable notice of any disposition of the Intellectual Property Collateral shall be satisfied if such notice is sent to Grantor thirty days prior to such disposition.  Grantor shall be credited with the net proceeds of such sale only when they are actually received by Lender , and Grantor shall continue to be liable for any deficiency remaining after the Intellectual Property Collateral is sold or collected.  If the sale is to be a public sale, Lender  shall also give notice of the time and place by publishing a notice one time at least ten days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held.  To the maximum extent permitted by applicable law, Lender  may be the purchaser of any or all of the Intellectual Property Collateral and associated goodwill at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Intellectual Property Collateral sold at any public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any collateral payable by Lender at such sale.

9. CHOICE OF LAW

The Code shall govern the perfection and the effect of attachment and perfection of the Lender's security interest in the Collateral, and the rights, duties and obligations of the Lender, the Lender  and Grantor with respect to the Intellectual Property Collateral.  This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and, to the extent not inconsistent with the preceding sentence, the terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of that State.

10. GENERAL PROVISIONS.

10.1 Effectiveness.    This Agreement shall be binding and deemed effective when executed by Grantor and Lender.

10.2 Successors and Assigns.    This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Grantor may not assign the Agreement or any rights or duties hereunder without Lender’s ’s prior written consent and any prohibited assignment shall be absolutely void.  Lender  may assign this Agreement and its rights and duties hereunder, subject only to Section 6 of the Loan Agreement, and no consent or approval by Grantor is required in connection with any such assignment.

10.3 Section Headings.  Headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each section applied equally to this entire Agreement.

10.4 Interpretation.  Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender  or Grantor, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

10.5 Severability of Provisions.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

10.6 Amendments in Writing.   This Agreement can only be amended by a writing signed by both Lender  and Grantor.

10.7 Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

10.8 Fees and Expenses.  Grantor shall pay to Lender  reasonable costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) paid or incurred to enforce the security interest created hereunder, sell or otherwise realize upon the Intellectual Property Collateral, and otherwise enforce the provisions of this Agreement, or to defend any claims made or threatened against the Lender arising out of the transactions contemplated hereby (including preparations for the consultations concerning any such matters).  The foregoing shall not be construed to limit any other provisions of this Agreement or the Loan Documents regarding costs and expenses to be paid by Grantor.

10.9 Notices.   Except as otherwise provided herein, all notices, demands, and requests that either party is required or elects to give to the other shall be in writing and shall be governed by the provisions of Section 12(c) of the Security Agreement.

10.10 Termination by Lender.   shall release its security interest in the Intellectual Property Collateral at such time as the non-contingent Obligations have been fully and finally discharged, the outstanding Notes have been paid in full, and the Lender’s obligation to provide additional credit under the Loan Agreement has been terminated, and in such event at the reasonable request of Grantor Lender and Lender’  each shall, at Grantor’s expense, make such filings with the State of Delaware and the United States Patent and Trademark Office as may be deemed by Grantor to be necessary or appropriate to evidence such release and terminate any financing statement nor notice relating to the liens and security interests created hereby.  In the event that, for any reason, any portion of such payments to the Lender is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made.

10.11 Integration.  This Agreement, together with the other Loan Documents, reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

10.12 Resolution of Conflicts.  In the event that any express provision or term of this Agreement conflicts with the express provisions and terms of the Loan Agreement, the provision or term in the Loan Agreement shall control.

10.13 Confidentiality.  Lender  acknowledges and agrees that the information set forth in Exhibit A and Exhibit B attached hereto (the “IP Information”) contains proprietary information of Grantor, including trade secrets and that disclosure of the IP Information to third parties could adversely affect the value of the Intellectual Property Collateral.  Accordingly, Lender  agrees to keep the IP Information strictly confidential and to ensure that the IP Information is not disclosed to any third parties.  Grantor agrees to assist Lender  in creating a summary version of the IP Information as may be necessary for filing with the United States Patent and Trademark Office and any other applicable filing offices to perfect the security interest created hereunder while avoiding unnecessary disclosure.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

GRANTOR:

LIGHTNING POKER, INC.

By: /s/ Robert D. Ciunci
Title: Chief Financial Officer

LENDER :

THE CO-INVESTMENT FUND II, L.P.
By:           Co-Invest Management II, L.P.
its general partner
By:           Co-Invest Capital Partners, Inc.
its general partner

By: /s/ Brian K. Adamsky
Title: CFO & Treasurer

EXHIBIT A

Patents

Utility Patent:

US 6,626,757: Poker Playing System Using Real Cards and Electronic Chips

A system is presented to facilitate more efficient poker gaming between a dealer and multiple players at a gaming table, through the use of a central processor for all gaming functions related to wagering and player actions, as well as table management by the game operator.  Specific game enhancements include: a more efficient and faster rate of play, improved dealer efficiency, and greater table management ability through electronic table monitoring by the table operator.

US 7,306,516: Electronic Game Table

An electronic gaming table for at least two players comprising individual player terminals, a central processing unit connected to each individual player terminal, and a common display area visible to all players at said table.  Additionally, networked gaming between tables and tournaments are discussed as well as the application of offering side games to individual players at their respective terminals.

Pending Patent Applications:

11/986,006:  Electronic Game Table

An electronic gaming table for at least two players comprising individual player terminals, a central processing unit connected to each individual player terminal, and a common display area visible to all players at said table.  Additionally, networked gaming between tables and tournaments are discussed as well as the application of offering side games to individual players at their respective terminals.

11/788,601: Amusement Gaming System

Methods and apparatus for controlling and presenting multiple games, players and tournaments automatically or under the control of an operator.

11/824,302 "Slot Machine Tournament Table"

An electronic slot machine table and method provides an electronic slot tournament game to a plurality of players.  The electronic slot machine table includes a table, a plurality of electronic slot machines with video reels or poker slot machines, a central display area and a game computer.  A monitor is visible to all the players so that players can see their results and the relative progress of all the players against one another.

12/151,546 "Gaming Machine"

A slot machine having a lower screen and an upper screen, in which the lower screen allows game play of a crossword or Scrabble® game, with the upper screen having a bonus feature related to the lower screen game play.

PCT/US2008/06852 "Cash Assignment Device For Electronic Gambling Table"

A single station on an electronic gambling table, such as a conventional Electronic Poker Table manufactured by Lightning Poker, Inc. of Boothwyn, PA, allows a player to insert a player card, credit card or ATM card and type in a "PIN" number, or insert cash into a bill acceptance device, and then assign the cash to a particular seat at that table.

Provisional Patent Applications:

61/070,229 "Slot Machine Payline"

A slot machine or similar device is created, either mechanically or using video technology, whereby the player is given the ability to create or 'pick' a custom payline by selecting three or more symbols that are visually displayed.  Preferably, the selection process is carried out using an electronic device that has electronic representations on a video screen or touchscreen.

61/069,369 "Bingo Poker"

An electronic slot machine table and method provides an electronic game table for a plurality of players. The electronic slot machine table includes a table, a plurality of electronic player and a central display area that displays bingo balls permitting bingo or bingo-style games.

Design Patent Application:

29/254,445: Electronic Poker Table

The filing claims an ornamental design for an electronic poker table, specifically its hexagonal shape.  This design is advantageous because the corner player terminals are at perfect angles from the center monitor, allowing for equal viewing angles for all participants as well as an increased playing surface for additional comfort for each player.

29/256,125: Electronic Poker Table

The filing claims an ornamental design for an electronic poker table, specifically its oval shape.

EXHIBIT B

Trademarks

Mark: LIGHTNING POKER                                          Reg. No. 3,261,804                               Filed July 10, 2003